UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2025

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

825 Industrial Road, Suite 100
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per value	IOVA	The Nasdaq Stock Market, LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 10, 2025, Iovance Biotherapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2025. At the Annual Meeting, 254,281,338 shares, or approximately 76.1% of all shares of the Company’s common stock outstanding as of the record date, were represented either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter:

•	Proposal 1: a proposal to elect Iain Dukes, D. Phil., Athena Countouriotis, M.D., Ryan Maynard, Wayne P. Rothbaum, Frederick G. Vogt, Ph.D., J.D., Michael Weiser, M.D., Ph.D. and Wendy Yarno to the Board of Directors (the “Board”) to serve as directors until the Company’s 2026 Annual Meeting of Stockholders;
•	Proposal 2: a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
•	Proposal 3: a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
•	Proposal 4: a proposal to approve an amendment to the 2018 Equity Incentive Plan to increase the number of shares available for grant by 12,500,000 shares; and
•	Proposal 5: a proposal to approve an amendment to the 2020 Employee Stock Purchase Plan to increase the number of shares available for grant by 1,000,000 shares.

Voting Results

Proposal 1: The voting results for the election of the director nominees were as follows:

	For	Against	Abstain	Broker Non-Vote
Dr. Dukes	142,089,795	30,706,393	1,322,491	80,162,659
Dr. Countouriotis	97,767,917	75,070,020	1,280,742	80,162,659
Mr. Maynard	166,367,869	6,453,538	1,297,272	80,162,659
Mr. Rothbaum	166,890,379	6,038,284	1,190,016	80,162,659
Dr. Vogt	165,079,137	8,467,205	572,337	80,162,659
Dr. Weiser	165,295,535	7,540,940	1,282,204	80,162,659
Ms. Yarno	166,781,324	5,674,432	1,662,923	80,162,659

Each of the above nominees was elected as a director of the Company.

Proposal 2: This proposal was approved with 158,778,895 “FOR” votes, 14,490,865 “AGAINST” votes and 848,919 “ABSTAIN” votes. There were 80,162,659 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 248,444,246 “FOR” votes, 4,930,624 “AGAINST” votes and 906,468 “ABSTAIN” votes. There were 0 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 160,920,940 “FOR” votes, 12,607,644 “AGAINST” votes and 590,095 “ABSTAIN” votes. There were 80,162,659 broker non-votes in connection with this proposal.

Proposal 5: This proposal was approved with 163,851,673 “FOR” votes, 9,804,728 “AGAINST” votes and 462,278 “ABSTAIN” votes. There were 80,162,659 broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2025	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ Frederick G. Vogt
Frederick G. Vogt, Ph.D., J.D., Interim CEO and President, and General Counsel